SUB-ITEM 77D: Policies with Respect to Security Investments

Incorporated by reference to exhibit to post-effective amendment no.57 to Registrant's registration statement filed on Form Type 485BPOS on April 29, 2004 (Accession No. 0001127563-04-000066).